MSTI Holdings, Inc.
259-263 Goffle Road
Hawthorne, New Jersey 07506

February 12, 2008

To the MSTI Holdings, Inc. Unit Investors:

1.    Liquidated Damages; Repricing Warrants. Reference is hereby made to that certain Registration Rights Agreement, dated as of May 24, 2007, as supplemented by the addendum thereto, dated as of May 24, 2007 (as amended, the “Registration Rights Agreement”), by and among MSTI Holdings, Inc., a Delaware corporation (the “Company”), and each investor identified on the signature pages thereto (each, including its successors and assigns, an “Investor” and, collectively, the “Investors”). Capitalized terms used in this letter agreement and not otherwise defined shall have the meanings ascribed to them in the Registration Rights Agreement.

Pursuant to Section 1.2 of the Registration Rights Agreement, if the Company did not take certain actions to cause the registration statement covering the Registrable Securities (the “Registration Statement”) to be declared effective by the Securities and Exchange Commission (the “Commission”) on or prior to the Effectiveness Date, as such date has been extended to November 21, 2007 by letter agreement between the Investors and the Company, dated September 6, 2007, then the Company would be required to pay to each Investor, for each month in which the Registration Statement has not been declared effective, an amount in cash equal to 1% of the aggregate purchase price paid by such Investor for any unregistered Registrable Securities then held by such Investor (“Liquidated Damages”).

The undersigned Investors hereby waive any non-compliance with the aforementioned Section 1.2 of the Registration Rights Agreement, and waive any default or Event, and any breach or threatened breach, arising under the Registration Rights Agreement or any other documents, including the Warrants and Investors’ subscription agreements (collectively, the “Transaction Documents”), and waive any Liquidated Damages, in each case resulting or that could result from the Company’s failure to comply with said section.

In exchange for such waiver by the Investors of their rights to Liquidated Damages, the parties hereto agree that Section 2(b) of the Warrants be hereby amended to reduce the exercise price from $1.00 to $0.65 per share.

2.    Repricing Outstanding Options and Warrants. The undersigned hereby further agree that, notwithstanding anything in the Transaction Documents to the contrary, the exercise price of all options and warrants issued by the Company which are currently outstanding shall be set at $0.65 per share.

3.    Filing of 8-K. On or before 5:30 pm (New York time) on the date after all undersigned have signed this letter agreement, the Company shall file a Current Report on Form 8-K, reasonably acceptable to each undersigned disclosing the material terms of this letter agreement, which shall include this letter agreement as an attachment thereto.

4.    Independent Nature of Investors’ Obligations and Rights. The Company has elected to provide all Investors with the same terms and letter agreement for the convenience of the Company and not because it was required or requested to do so by the Investors. The obligations of each Investor under this letter agreement, and any Transaction Document, are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under this letter agreement or any Transaction Document. Nothing contained herein or in any Transaction Document, an no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this letter agreement and the Transaction Documents.

5.    Miscellaneous. Subject to the waivers and agreements provided herein, the Transaction Documents shall remain in full force and effect. Except as expressly set forth herein, this letter agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Investors, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. The Investors reserve all rights, remedies, powers or privileges available under the Transaction Documents, at law or otherwise, subject to the terms of this letter agreement. This letter agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Please indicate your acknowledgment of and agreement to the foregoing by signing a copy of this letter and returning an executed original to the Company. Pursuant to Section 4.2 of the Registration Rights Agreement, this letter will become effective and binding on all of the Investors with respect to the waiver and amendment of provisions contained in the Registration Rights Agreement upon execution of this letter agreement by the Investors holding a majority of the outstanding Registrable Securities. This letter agreement may be executed by the parties hereto in counterparts, and execution may be evidenced by facsimile or other electronic transmission of a signed signature page by any party hereto, and all of such counterparts together shall constitute one and the same instrument.

Sincerely,

/s/ Frank Matarazzo
Frank Matarazzo
Chief Executive Officer

ACCEPTED AND AGREED:

“Investor”

Egatniv, LLC
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By:	/s/ Seth Farbman	Dated: March 31, 2008
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Name:	Seth Farbman
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Title:	Member
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ACCEPTED AND AGREED:

“Investor”

Sandor Capital Master Fund LP
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By:	/s/ John S. Lemak	Dated: February 28, 2008
[sign above line]

Name:	John S. Lemak
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Title:	General Partner
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Scott Frohman	Dated: February 27, 2008
[sign above line]

Name:	Scott Frohman
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Title:
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ACCEPTED AND AGREED:

“Investor”

Auracana LLC
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By:	/s/ Glenn Kesner	Dated: February 27, 2008
[sign above line]

Name:	Glenn Kesner
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Title:	Manager
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ACCEPTED AND AGREED:

“Investor”

[if investor is entity, print entity’s name above line]

By:	/s/ W. Timothy Parlett	Dated: March 28, 2008
[sign above line]

Name:	W. Timothy Parlett
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Marvin Mermelstein	Dated: March 27, 2008
[sign above line]

Name:	Marvin Mermelstein
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Title:
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ACCEPTED AND AGREED:

“Investor”

[if investor is entity, print entity’s name above line]

By:	/s/ Peter Musser	Dated: March 20, 2008
[sign above line]

Name:	Peter Musser
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ John Michael Winisette	Dated: March 20, 2008
[sign above line]

Name:	John Michael Winisette
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Title:
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ACCEPTED AND AGREED:

“Investor”

[if investor is entity, print entity’s name above line]

By:	/s/ Robert M. High	Dated: March 27, 2008
[sign above line]

Name:	Robert M. High
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Title:
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ACCEPTED AND AGREED:

“Investor”

Marrell Enterprises, LLC
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By:	/s/ Thomas M. Hall	Dated: February 19, 2008
[sign above line]

Name:	Thomas M. Hall
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Title:	President
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Ronald W. Pickett	Dated: March 20, 2008
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Name:	Ronald W. Pickett
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Marshall Pickett	Dated: March 20, 2008
[sign above line]

Name:	Marshall Pickett
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Title:
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ACCEPTED AND AGREED:

“Investor”

Global Transport Logistics, Inc.
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By:	/s/ Anthony Matarazzo	Dated: February 29, 2008
[sign above line]

Name:	Anthony Matarazzo
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Title:	President
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Thomas C. Lynch	Dated: February 15, 2008
[sign above line]

Name:	Thomas C. Lynch
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Gary Jackson	Dated: March 31, 2008
[sign above line]

Name:	Gary Jackson
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ Frank T. Matarazzo	Dated: February 18, 2008
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Name:	Frank T. Matarazzo
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Title:
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ACCEPTED AND AGREED:

“Investor”

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By:	/s/ A. Hugo Decesaris	Dated: March 31, 2008
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Name:	A. Hugo Decesaris
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Title:
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ACCEPTED AND AGREED:

“Investor”

GRQ Consultants Inc. 401K Plan FBO Barry Honig and Renee Honig
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By:	/s/ Barry Honig	Dated: March 31, 2008
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Name:	Barry Honig
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Title:	Trustee
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ACCEPTED AND AGREED:

“Investor”

Monarch Capital Fund Ltd.
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By:	/s/ Thomas Van Poucke	Dated: March 31, 2008
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Name:	Thomas Van Poucke
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Title:	Director of Navigator Management Ltd., General Partner of Monarch Capital Fund Ltd.
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